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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 10, 2003


                                TOM BROWN, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE            001-31308            95-1949781
      (State of incorporation) (Commission File)     (I.R.S. Employer
                                     Number)        Identification No.)


       555 SEVENTEENTH STREET, SUITE 1850
               DENVER, COLORADO                        80202
    (Address of principal executive offices)        (Zip Code)

                                 (303) 260-5000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

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ITEM 5. Other Events and Regulation FD Disclosure.

     On September 10, 2003, Tom Brown, Inc., a Delaware corporation (the "Registrant"), Chicago Carbon Company, an Illinois general partnership (the "Selling Stockholder"), and the underwriters named therein entered into an underwriting agreement in connection with the offering and sale (the "Equity Offering") by the Registrant and the Selling Stockholder of up to 10,925,000 shares of the Registrant's common stock, consisting of 9,500,000 firm shares (6,000,000 of which will be sold by the Registrant and 3,500,000 of which will be sold by the Selling Stockholder) and 1,425,000 option shares that may be sold by the Selling Stockholder to cover any underwriter over-allotments. The shares to be offered and sold in the Equity Offering have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-3 (SEC File No. 333-104896) (the "Registration Statement"). The Registration Statement, as amended, was declared effective by the Securities and Exchange Commission on August 20, 2003. In connection with the Equity Offering, a final prospectus supplement dated September 10, 2003 has been filed pursuant to Rule 424(b) promulgated under the Securities Act. In connection with the Equity Offering, the Registrant, the Selling Stockholder and Union Oil Company of California, the indirect parent of the Selling Stockholder, entered into an Amendment and Waiver Agreement, dated September 10, 2003, which has been filed as an exhibit to this Form 8-K.

     On September 11, 2003, the Registrant, its subsidiary, Tom Brown Resources Funding Corp., an unlimited company existing under the laws of Nova Scotia, Canada (the "Subsidiary Issuer"), and the underwriters named therein entered into an underwriting agreement in connection with the offering and sale (the "Debt Offering") by the Registrant and the Subsidiary Issuer of Units consisting of Senior Subordinated Notes due September 15, 2013 of the Registrant and Senior Subordinated Notes due September 15, 2013 of the Subsidiary Issuer. The aggregate principal amount of notes to be issued is $225 million. Notes issued by the Subsidiary Issuer will be guaranteed by the Registrant. The Units to be offered and sold in the Debt Offering have been registered under the Securities Act pursuant to the Registration Statement. In connection with the Debt Offering, a final prospectus supplement dated September 11, 2003 has been filed pursuant to Rule 424(b) promulgated under the Securities Act. The Units will be issued under a first supplemental indenture, a form of which has been filed as an exhibit to this Form 8-K.

     The underwriting agreements for both the Equity Offering and Debt Offering provide for a closing date of September 16, 2003.

ITEM 7. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.


1.1 Underwriting Agreement, dated September 10, 2003, by and among Tom Brown, Inc., Chicago Carbon Company, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., First Albany Corporation, Goldman Sachs & Co., Howard Weil, A division of Legg Mason Wood Walker, Inc., Petrie Parkman & Co., Inc., Raymond James and Associates, Inc. and RBC Dain Rauscher Inc.

1.2 Underwriting Agreement, dated September 11, 2003, by and among Tom Brown, Inc., Tom Brown Resources Funding Corp., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Scotia Capita
     (USA) Inc. and Wachovia Securities, LLC.

4.1 Amendment and Waiver Agreement, dated as of September 10, 2003, by and among Tom Brown, Inc., Union Oil Company of California and Chicago Carbon Company.

4.2 Form of First Supplemental Indenture, to be dated as of September 16, 2003, by and among Tom Brown, Inc., Tom Brown Resources Funding Corp. and U.S. Bank National Association, as Trustee (the "Indenture").

5.1  Opinion of Vinson & Elkins L.L.P.

5.2  Opinion of Stewart McKelvey Stirling Scales.

25.1 Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Indenture.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 15, 2003                TOM BROWN, INC.


                                        By: /s/ Daniel G. Blanchard
                                            ------------------------------
                                            Daniel G. Blanchard
                                            Executive Vice President and
                                            Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
Number                                Description
-------                               -----------
1.1           Underwriting Agreement, dated September 10, 2003, by and among
              Tom Brown, Inc., Chicago Carbon Company, J.P. Morgan
              Securities Inc., Wachovia Capital Markets, LLC, Merrill
              Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards &
              Sons, Inc., First Albany Corporation, Goldman Sachs & Co.,
              Howard Weil, A division of Legg Mason Wood Walker, Inc.,
              Petrie Parkman & Co., Inc., Raymond James and Associates,
              Inc. and RBC Dain Rauscher Inc.

1.2           Underwriting Agreement, dated September 11, 2003, by and among
              Tom Brown, Inc., Tom Brown Resources Funding Corp., Goldman,
              Sachs & Co., J.P. Morgan Securities Inc., Merrill, Lynch, Pierce,
              Fenner & Smith Incorporated, BNP Paribas Securities Corp.,
              Citigroup Global Markets Inc., Scotia Capita (USA) Inc. and
              Wachovia Securities, LLC.

4.1 Amendment and Waiver Agreement, dated as of September 10, 2003, by and among Tom Brown, Inc., Union Oil Company of California and
              Chicago Carbon Company.

4.2           Form of First Supplemental Indenture, to be dated as of September
              16, 2003, by and among Tom Brown, Inc., Tom Brown Resources
              Funding Corp. and U.S. Bank National Association, as Trustee (the
              "Indenture").

5.1           Opinion of Vinson & Elkins L.L.P.

5.2           Opinion of Stewart McKelvey Stirling Seaks.

25.1          Form T-1 Statement of Eligibility and Qualification under the
              Trust Indenture Act of 1939 of the Trustee under the Indenture.
